                                                                   EXHIBIT 4.4


                   TOYOTA AUTO RECEIVABLES 1999-A OWNER TRUST
                           (a Delaware Business Trust)


                     --------------------------------------





                      AMENDED AND RESTATED TRUST AGREEMENT



                                     between



                  TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION,
                                  as Depositor,



                         U.S. BANK NATIONAL ASSOCIATION,
                                as Owner Trustee



                                       and



                       (For certain limited purposes only)


                 FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION
                             as Delaware Co-trustee



                 ----------------------------------------------


                            Dated as of July 1, 1999







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                                TABLE OF CONTENTS

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                                                                                                              PAGE


                                                    ARTICLE I

                                                   DEFINITIONS

SECTION 1.01               Definitions...........................................................................1
SECTION 1.02               Usage of Terms........................................................................4

                                                    ARTICLE II

                                                 CREATION OF TRUST

SECTION 2.01               Creation of Trust.....................................................................4
SECTION 2.02               Office................................................................................4
SECTION 2.03               Purposes and Powers...................................................................4
SECTION 2.04               Power of Attorney.....................................................................5
SECTION 2.05               Declaration of Trust..................................................................5
SECTION 2.06               Liability of the Certificateholders and TMCC..........................................6
SECTION 2.07               Title to Trust Property...............................................................6
SECTION 2.08               Situs of Trust........................................................................6
SECTION 2.09               Representations and Warranties of the Depositor.......................................7
SECTION 2.10               Federal Income Tax Allocations........................................................8

                                                    ARTICLE III

                                      CERTIFICATES AND TRANSFER OF INTERESTS

SECTION 3.01               The Certificates......................................................................8
SECTION 3.02               Authentication of Certificates........................................................9
SECTION 3.03               Registration of Transfer and Exchange of Certificates.................................9
SECTION 3.04               Mutilated, Destroyed, Lost or Stolen Certificates....................................11
SECTION 3.05               Persons Deemed Certificateholders....................................................11
SECTION 3.06               Access to List of Certificateholders' Names and Addresses............................11
SECTION 3.07               Maintenance of Office or Agency......................................................12
SECTION 3.08               Appointment of Paying Agent..........................................................12

                                                    ARTICLE IV

                                  ACTIONS BY OWNER TRUSTEE OR CERTIFICATEHOLDERS

SECTION 4.01               Prior Notice to Certificateholders with Respect to Certain Matters...................13
SECTION 4.02               Action by Certificateholders with Respect to Certain Matters.........................13
SECTION 4.03               Action with Respect to Bankruptcy....................................................13
SECTION 4.04               Restrictions on Certificateholders' Power............................................14
SECTION 4.05               Majority Control.....................................................................14

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                                       -i-
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                                                 TABLE OF CONTENTS
                                                    (continued)

                                                     ARTICLE V

                                    APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

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
SECTION 5.01               Establishment of Collection Account and Payahead Account.............................14
SECTION 5.02               Application of Amounts in Trust Accounts.............................................15
SECTION 5.03               Method of Payment....................................................................16
SECTION 5.04               Accounting and Reports to the Noteholders, Certificateholders, the
                           Internal Revenue Service and Others ....         16
SECTION 5.05               Signature on Returns; Tax Matter Partner.............................................16

                                                    ARTICLE VI

                                       AUTHORITY AND DUTIES OF OWNER TRUSTEE

SECTION 6.01               General Authority....................................................................17
SECTION 6.02               General Duties.......................................................................17
SECTION 6.03               Duties of Owner Trustee..............................................................17
SECTION 6.04               No Duties Except as Specified in this Agreement or in Instructions...................18
SECTION 6.05               No Action Except Under Specified Documents or Instructions...........................19
SECTION 6.06               Restrictions.........................................................................19

                                                    ARTICLE VII

                                           CONCERNING THE OWNER TRUSTEE

SECTION 7.01               Rights of Owner Trustee..............................................................19
SECTION 7.02               Furnishing of Documents..............................................................20
SECTION 7.03               Representations and Warranties.......................................................20
SECTION 7.04               Reliance; Advice of Counsel..........................................................21
SECTION 7.05               Not Acting in Individual Capacity....................................................21
SECTION 7.06               Owner Trustee Not Liable for Certificates or Receivables.............................22
SECTION 7.07               Owner Trustee May Own Certificates and Notes.........................................22
SECTION 7.08               Pennsylvania Motor Vehicle Sales Finance Act Licenses................................22

                                                   ARTICLE VIII

                                           COMPENSATION OF OWNER TRUSTEE

SECTION 8.01               Owner Trustee's Fees and Expenses....................................................23
SECTION 8.02               Indemnification......................................................................23
SECTION 8.03               Payments to the Owner Trustee........................................................23

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
                                                    ARTICLE IX

                                          TERMINATION OF TRUST AGREEMENT

SECTION 9.01               Termination of Trust Agreement.......................................................24
SECTION 9.02               Dissolution upon Insolvency of the Depositor.........................................25

                                                     ARTICLE X

                              SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

SECTION 10.01              Eligibility Requirements for Owner Trustee...........................................26
SECTION 10.02              Resignation or Removal of Owner Trustee..............................................26
SECTION 10.03              Successor Owner Trustee..............................................................27
SECTION 10.04              Merger or Consolidation of Owner Trustee.............................................27
SECTION 10.05              Appointment of Co-Trustee or Separate Trustee........................................27

                                                    ARTICLE XI

                                    AUTHORITY AND DUTIES OF DELAWARE CO-TRUSTEE

SECTION 11.01              General Authority of Delaware Co-trustee.............................................29
SECTION 11.02              Duties of Delaware Co-trustee........................................................29
SECTION 11.03              Representations and Warranties of Delaware Co-trustee................................30
SECTION 11.04              Compensation of Delaware Co-trustee..................................................31
SECTION 11.05              Indemnification of Delaware Co-trustee...............................................31
SECTION 11.06              Resignation or Removal of Delaware Co-trustee........................................31
SECTION 11.07              Payments to the Delaware Co-Trustee..................................................31

                                                    ARTICLE XII

                                                   MISCELLANEOUS

SECTION 12.01              Supplements and Amendments...........................................................32
SECTION 12.02              No Legal Title to Owner Trust Estate in Certificateholders...........................33
SECTION 12.03              Limitations on Rights of Others......................................................33
SECTION 12.04              Notices..............................................................................34
SECTION 12.05              Severability.........................................................................34
SECTION 12.06              Counterparts.........................................................................34
SECTION 12.07              Successors and Assigns...............................................................34
SECTION 12.08              No Petition..........................................................................34
SECTION 12.09              No Recourse..........................................................................35
SECTION 12.10              Headings.............................................................................35
SECTION 12.11              GOVERNING LAW........................................................................35

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                                       -iii-

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
SECTION 12.12              TMCC Payment Obligation..............................................................35

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                                       -iv-

                  AMENDED AND RESTATED TRUST AGREEMENT dated as of July 1, 1999, between TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION, a California corporation, as depositor, U.S. BANK NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Owner Trustee, and, for the limited purposes set forth herein, FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Delaware Co-trustee, amending and restating in its entirety the Trust Agreement dated as of July 1, 1999, among the same parties, and herein referred to as the "Trust Agreement" or this "Agreement".

                  IN CONSIDERATION of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.01 DEFINITIONS. Except as otherwise specified herein or if the context may otherwise require, capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement and the Indenture for all purposes of this Trust Agreement. Except as otherwise provided in this Agreement, whenever used herein the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "ADMINISTRATION AGREEMENT" means the Administration Agreement dated as of July 1, 1999, by and between the Trust as issuer, TMCC as Administrator, the Indenture Trustee and the Owner Trustee pursuant to which TMCC undertakes to perform certain of the duties and obligations of the Trust and the Owner Trustee hereunder, under the Sale and Servicing Agreement and under the Indenture.

         "ADMINISTRATOR" means TMCC acting in its capacity as Administrator under the Administration Agreement.

         "AGREEMENT" means this Amended and Restated Trust Agreement, as the same may be amended and supplemented from time to time.

         "BASIC DOCUMENTS" means the Receivables Purchase Agreement, this Agreement, the Certificate of Trust, the Sale and Servicing Agreement, the Indenture, the Administration Agreement and the Securities Account Control Agreement and the other documents and certificates delivered in connection herewith and therewith.

         "BUSINESS TRUST STATUTE" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 ET SEQ., as the same may be amended from time to time.

         "CERTIFICATE" means a certificate evidencing a beneficial ownership interest in the Trust, substantially in the form attached hereto as Exhibit A.

         "CERTIFICATE BALANCE" means the Initial Certificate Balance provided that the Certificate Balance will be reduced to zero on the date that final assets in the Owner Trust Estate are distributed to the Certificateholders upon termination of the Trust.

         "CERTIFICATE OF TRUST" means the Certificate of Trust filed with respect to the formation of the Trust pursuant to Section 3810(a) of the Business Trust Statute.

         "CERTIFICATE REGISTER" means the register maintained pursuant to
Section 3.03.

         "CERTIFICATEHOLDER" or "HOLDER" means a Person in whose name a Certificate is registered in the Certificate Register.

         "CERTIFICATE REGISTRAR" means the Owner Trustee unless and until a successor thereto is appointed pursuant to Section 3.03. The Certificate Registrar initially designates its offices at 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601, as its offices for purposes of Section 3.03.

         "CODE" means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

         "CORPORATE TRUST OFFICE" means, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601; or at such other address as the Owner Trustee may designate by notice to the Certificateholders, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor owner trustee will notify the Certificateholders).

         "DELAWARE CO-TRUSTEE" means First Union Trust Company, National Association, a national banking association, not in its individual capacity but solely as Delaware co-trustee under this Agreement, and any successor Delaware co-trustee hereunder.

         "DEPOSITOR" means TMCRC in its capacity as depositor hereunder.

         "EXPENSES" shall have the meaning assigned to such term in Section
8.02.

         "INDENTURE" means the Indenture dated as of July 1, 1999, entered into between the Trust and U.S. Bank National Association, the Indenture Trustee named therein, pursuant to which a series of Notes are issued.

         "INITIAL CERTIFICATE BALANCE" means $586.54.

         "NON-U.S. PERSON" means any Person who is not (i) a citizen or resident of the United States who is a natural person, (ii) a corporation or partnership (or an entity treated as a corporation or partnership) organized in or under the laws of the United States or any state thereof, including the District of Columbia (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise), (iii) an estate, the income of which is subject to United States Federal income taxation, regardless of its source or (iv) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons (as such term is defined in the Code and Treasury Regulations)
         have the authority to control all substantial decisions of the trust; except that, to the extent provided in Treasury Regulations, certain trusts in existence prior to August 20, 1996 which elected to be treated as United States Persons prior to such date also shall be U.S. Persons.

         "NOTES" means the notes issued by the Trust pursuant to the Indenture, having the payment and other terms set forth in such Indenture.

         "OWNER TRUST ESTATE" means all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the accounts created pursuant to Section 5.01 of the Sale and Servicing Agreement (excluding any net investment income with respect to amounts held in such accounts) and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Sale and Servicing Agreement and the Administration Agreement, and as assignee of the rights and Interests of the Depositor under the Receivables Purchase Agreement.

         "OWNER TRUSTEE" means U.S. Bank National Association, a national banking association, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

         "PAYING AGENT" means any paying agent or co-paying agent appointed pursuant to Section 3.08, and shall initially be U.S. Bank National Association.

         "RECEIVABLES PURCHASE AGREEMENT" means that certain Receivables Purchase Agreement, dated as of the July 1, 1999, between TMCC, as Seller, and TMCRC, as Purchaser of the Receivables.

         "RECORD DATE" means, with respect to the Notes of any Class or the Certificates and each Payment Date, the calendar day immediately preceding such Payment Date or, if Definitive Notes representing any Class of Notes have been issued, the last day of the month immediately preceding the month in which such Payment Date occurs. Any amount stated "as of a Record Date" or "on a Record Date" shall give effect to (i) all applications of collections, and (ii) all payments and distributions to any party under this Agreement, the Indenture and the Trust Agreement or to the related Obligor, as the case may be, in each case as determined as of the opening of business on the related Record Date.

         "SALE AND SERVICING AGREEMENT" means the Sale and Servicing Agreement dated as of July 1, 1999, among the Trust, TMCRC, as seller, and TMCC, as servicer.

         "SECRETARY OF STATE" means the Secretary of State of the State of Delaware.

         "SECURITIES ACCOUNT CONTROL AGREEMENT" shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

         "TMCC" means Toyota Motor Credit Corporation, a California corporation, its successors and assigns.

         "TMCRC" means Toyota Motor Credit Receivables Corporation, a California corporation, its successors and assigns.

         "TREASURY REGULATIONS" means regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         "TRUST" means the Toyota Auto Receivables 1999-A Owner Trust, formed as a Delaware business trust pursuant to this Agreement and the filing of the Certificate of Trust.

         SECTION 1.02 USAGE OF TERMS. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

                                   ARTICLE II

                                CREATION OF TRUST

         SECTION 2.01 CREATION OF TRUST There is hereby formed in accordance with the provisions of the Delaware Act, a Delaware business trust to be known as the Toyota Auto Receivables 1999-A Owner Trust. The Owner Trustee is hereby authorized and vested with the power and authority to make and execute contracts, instruments, certificates, agreements and other writings on behalf of the Trust as set forth herein and to sue and be sued on behalf of the Trust.

                  The Owner Trustee does hereby accept and agree to hold in trust, for the benefit of the Certificateholders and such other Persons as may become beneficiaries hereunder from time to time, all of the Owner Trust Estate conveyed or to be conveyed to the Trust, and all monies and proceeds that may be received with respect thereto, subject to the terms of this Agreement.

         SECTION 2.02 OFFICE. The principal place of business of the Trust for purposes of Delaware law shall be in care of the Delaware Co-trustee. The Trust may establish additional offices located at such place or places inside or outside of the State of Delaware as the Owner Trustee may designate from time to time in written notice to each Certificateholder and the Servicer. Initially, the Trust shall establish one such additional office at the offices of the Owner Trustee set forth in Section 12.04.

         SECTION 2.03 PURPOSES AND POWERS.

         (a) The purpose of the Trust is to engage in the following activities:

                  (i) to issue Notes pursuant to the Indenture and Certificates pursuant to this Agreement;

                  (ii) to acquire the Receivables and related property from the Depositor in exchange for the Notes and Certificates pursuant to the Sale and Servicing Agreement;

                  (iii) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to, and on the terms and conditions set forth in, the Indenture and to hold, manage and distribute to the Certificateholders pursuant to the terms of the Sale and Servicing Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture as set forth therein and in the Sale and Servicing Agreement;

                  (iv) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

                  (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders and in respect of amounts to be released to the Depositor, the Servicer, the Administrator and third parties, if any.

         The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing and as required or authorized by the terms of the Basic Documents.

         SECTION 2.04 POWER OF ATTORNEY. Pursuant to the Administration Agreement, the Owner Trustee has authorized the Administrator to perform certain of its administrative duties hereunder, including duties with respect to the management of the Owner Trust Estate, and in connection therewith hereby grants the Administrator its revocable power of attorney. Each Certificateholder by such Holder's acceptance of any Certificate or beneficial interest therein, as the case may be, shall be deemed to have granted power of attorney to the Administrator for purposes of actions taken or to be taken with respect to the Certificates.

         SECTION 2.05 DECLARATION OF TRUST. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a partnership for any period during which the beneficial ownership interests in the Trust are held by more than one person, with the assets of the partnership being the Receivables and other assets held by the Trust, and the Notes being debt of the partnership. The parties agree that for any such period, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. At the direction of the Depositor, the Owner Trustee shall file or cause to be filed a certificate of trust for the Issuer pursuant to the Delaware Act and such amendments thereto as shall be necessary or appropriate to satisfy the purposes of this agreement and as shall be consistent with the provisions hereof.

         SECTION 2.06 LIABILITY OF THE CERTIFICATEHOLDERS AND TMCC.

         (a) The Administrator shall be liable directly to and will, in accordance with the Administration Agreement and the following provisions, indemnify and hold harmless the Owner Trustee, any co-trustee, the Delaware Co-trustee and the Indenture Trustee for any loss, liability, claim, action, suit, cost or expense of the Trust (including Expenses, to the extent not paid out of the Owner Trust Estate) to the extent that TMCC would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which TMCC were a general partner; PROVIDED, HOWEVER, that the Administrator shall not be liable for any losses incurred by a Certificateholder in the capacity of an investor in the Certificates or a Noteholder in the capacity of an investor in the Notes and will not and shall not be deemed hereby to have indemnified the Owner Trustee, any co-trustee, the Delaware Co-trustee or Indenture Trustee against any loss liability or expense resulting from such trustee's own willful misfeasance, bad faith or negligence or by reason of a breach of representation or warranty thereof contained herein or in the Indenture, as the case may be. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the provisions in the preceding sentence for which TMCC shall not be liable) shall be deemed to be third party beneficiaries of this paragraph.

         (b) No Certificateholder shall have any personal liability for any liability or obligation of the Trust, solely by reason of it being a Certificateholder.

         SECTION 2.07 TITLE TO TRUST PROPERTY. Legal title to all of the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         SECTION 2.08 SITUS OF TRUST. The Trust will be located in Delaware and administered in the state of Illinois. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York or the State of Illinois. The Trust shall not have any employees in any state other than Delaware; PROVIDED, HOWEVER, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York or Illinois, and payments will be made by the Trust only from Delaware or New York or Illinois. The principal office of the Trust will be at the Corporate Trust Office in Delaware.

         SECTION 2.09 REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR.

         (a) The Depositor hereby represents and warrants to the Owner Trustee and the Delaware Co-trustee that as of the Closing Date:

                  (i) The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of California, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times and has corporate power, authority and legal right to acquire, own and sell the Receivables.

                  (ii) The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications and where the failure to so qualify will have a material adverse effect on the ability of the Depositor to conduct its business or perform its obligations under this Agreement.

                  (iii) The Depositor has the corporate power and authority to execute and deliver this Agreement and to carry out its terms and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

                  (iv) This Agreement shall constitute a legal, valid and binding obligation of the Depositor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general principles of equity.

                  (v) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Depositor or conflict with or breach any of the terms or provisions of a certificate (with or without notice or lapse of time) a default under any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound, nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties which breach, default, conflict, lien or violation would have a material adverse effect on the earnings, business affairs or business prospects of the Depositor.

                  (vi) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to the Depositor's knowledge, threatened, against or affecting the
         Depositor: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or (iv) relating to the Depositor and which might adversely affect the federal income tax attributes of the Trust or the Certificates or Notes.

         SECTION 2.10 FEDERAL INCOME TAX ALLOCATIONS. Net income of the Trust for any month as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated:

         (a) in an amount equal to any amount distributed to the Certificateholders pursuant to the Sale and Servicing Agreement (to the extent not previously allocated pursuant to this clause); and

         (b) to the Depositor, to the extent of any remaining net income.

If the net income of the Trust for any month is insufficient for the allocations described in clause (a) above, subsequent net income shall first be allocated to make up such shortfall before being allocated as provided in the preceding sentence. Net losses of the Trust, if any, for any month as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated to the Depositor to the extent the Depositor has agreed hereunder and under the Sale and Servicing Agreement and the Indenture to bear the economic burden of such net losses, and any remaining net losses shall be allocated among the Certificateholders as of the first Payment Date following the end of such month in proportion to their ownership of principal amount of Certificates as of the close of business on such Payment Date. The Depositor is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the Depositor or to the Certificateholders, or as otherwise required by the Code.

                                  ARTICLE III

                     CERTIFICATES AND TRANSFER OF INTERESTS

         SECTION 3.01 THE CERTIFICATES. The Certificates shall be issued in minimum denominations of $.01 and in integral multiples of $.01 in excess thereof. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Trust Officer of the Owner Trustee and authenticated on behalf of the Owner Trustee by the manual or facsimile signature of a Trust Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

         The Certificates may be printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination in the form of Exhibit A hereto.

         A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to Section 3.03.

         SECTION 3.02 AUTHENTICATION OF CERTIFICATES. Concurrently with the initial sale of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause to be executed, authenticated and delivered on behalf of the Trust to or upon the written order of the Depositor, Certificates in an aggregate principal amount equal to the Initial Certificate Balance and evidencing the entire ownership of the Trust. No Certificate shall entitle its holder to any benefit under this Agreement or be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Owner Trustee's authenticating agent, by manual or facsimile signature of a Trust Officer, and such authentication shall constitute conclusive evidence, and the only evidence, that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         SECTION 3.03 REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

         (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.07, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Owner Trustee shall be the initial Certificate Registrar. In the event that the Certificate Registrar shall for any reason become unable to act as Certificate Registrar, the Certificate Registrar shall promptly give written notice to such effect to the Depositor, the Owner Trustee and the Servicer. Upon receipt of such notice, the Servicer shall appoint another bank or trust company, having an office or agency located in the Chicago, Illinois or The City of New York, and that shall agree to act in accordance with the provisions of this Agreement applicable to it, and otherwise acceptable to the Owner Trustee, to act as successor Certificate Registrar under this Agreement.

         (b) Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.07, the Owner Trustee shall execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Holder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.07. The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make and the Certificate Registrar shall not register transfer or exchanges of Certificates for a period of 15 days preceding the due date for any payment with respect to the Certificates.

         (c) Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be cancelled and disposed of by the Owner Trustee in accordance with its customary practice.

         No transfer of a Certificate shall be made unless the Owner Trustee shall have received:

         (1) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Owner Trustee substantially in the form of Exhibit B to the effect that:

                  (i) such transferee is not a Non-U.S. Person;

                  (ii) such transferee (A) is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to
         Section 4975 of the Code (a "Plan"), nor a person acting on behalf of a Plan nor using the assets of a Plan to effect such transfer, and (B) is not an insurance company purchasing a Certificate with funds contained in an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) as to which there is a Plan with respect to which the amount of such general account's reserves and liabilities for the contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTCE 95-60) at the date of acquisition; or

                  (iii) is a Plan or is an insurance company purchasing a Certificate with funds contained in an insurance company general account, having attached thereto an opinion of counsel satisfactory to the Owner Trustee, which opinion shall not be an expense of either the Owner Trustee or the Trust, addressed to the Owner Trustee, to the effect that the purchase or holding of such Certificate will not result in the assets of the Owner Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Owner Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code or to an insurance company purchasing with funds from a general account not exempt pursuant to PTCE 95-60 without the delivery to the Owner Trustee of an opinion of counsel satisfactory to the Owner Trustee as described in clause
(iii) above shall be void and of no effect;

         (2) a representation from the transferor of such Certificate acceptable to and in form and substance satisfactory to the Owner Trustee substantially in the form of Exhibit C; and

         (3) an opinion of counsel to the Owner Trustee that the transfer of such Certificate is being made pursuant to an effective registration under the Securities Act of 1933 or is exempt from the registration requirements of the Securities Act.

         To the extent permitted under applicable law (including, but not limited to, ERISA), the Owner Trustee shall be under no liability to any Person for any registration of transfer of any Certificate that is in fact not permitted by this Section 3.03(c) or for making any payments due on such Certificate to the Certificateholder thereof or taking any other action with respect to such Holder under the provisions of this Trust Agreement or the Sale and Servicing Agreement so long as the transfer was registered by the Certificate Registrar or the Owner Trustee in accordance with the foregoing requirements.

         (d) No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         SECTION 3.04 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee, or the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         SECTION 3.05 PERSONS DEEMED CERTIFICATEHOLDERS. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and neither the Owner Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

         SECTION 3.06 ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES. The Certificate Registrar shall furnish or cause to be furnished to the Owner Trustee, the Servicer or the Depositor, as the case may be, within 15 days after its receipt of a request therefor from the Owner Trustee, the Servicer or the Depositor in writing, a list, in such form as the Owner Trustee, the Servicer or the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders or one or more Holders of Certificates evidencing, in the aggregate, not less than 25% of the Certificate Balance apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Servicer, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 3.07 MAINTENANCE OF OFFICE OR AGENCY. The Owner Trustee shall maintain in Chicago, Illinois or The City of New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates U.S. Bank National Association, 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601, as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         SECTION 3.08 APPOINTMENT OF PAYING AGENT. Except during any period when the Indenture Trustee is authorized and directed to do so under the Indenture (i.e. prior to the termination of the Indenture), the Paying Agent shall make distributions to Certificateholders from the Collection Account pursuant to
Section 5.02 and shall report the amounts of such distributions to the Owner Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Collection Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be the Owner Trustee, and any co-paying agent chosen by the Owner Trustee, and acceptable to the Owner Trustee. The Owner Trustee shall be permitted to resign as Paying Agent upon 30 days' written notice to the Owner Trustee. In the event that the Owner Trustee shall no longer be the Paying Agent, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.01, 7.03, 7.04,
8.01 and 8.02 shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

                                   ARTICLE IV

                 ACTIONS BY OWNER TRUSTEE OR CERTIFICATEHOLDERS

         SECTION 4.01 PRIOR NOTICE TO CERTIFICATEHOLDERS WITH RESPECT TO CERTAIN MATTERS. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action (or such shorter period as shall be agreed to in writing by all Certificateholders), the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificateholders shall not have notified the Owner Trustee in writing prior to the 30th day (or such agreed upon shorter period) after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

         (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Receivables) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Receivables);

         (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

         (c) the amendment of the Indenture, whether or not by a Supplemental Indenture, in circumstances where the consent of any Noteholder is required;

         (d) the amendment of the Indenture, whether or not by a Supplemental Indenture, in circumstances where the consent of any Noteholder is not required but such amendment materially adversely affects the interest of the Certificateholders;

         (e) the amendment, change or modification of the Administration Agreement, other than to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially adversely affect the interests of the Certificateholders; or

         (f) the appointment (i) pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee, (ii) pursuant to this Agreement of a successor Certificate Registrar or (iii) any consent by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar to the assignment of its respective obligations under the Indenture or this Agreement, as applicable.

         SECTION 4.02 ACTION BY CERTIFICATEHOLDERS WITH RESPECT TO CERTAIN MATTERS. The Owner Trustee shall not have the power, except upon the direction of the Certificateholders, to (a) remove the Administrator pursuant to Section 8 of the Administration Agreement, (b) appoint a successor Administrator pursuant to Section 8 of the Administration Agreement, (c) remove the Servicer pursuant to Section 8.01 of the Sale and Servicing Agreement or (d) except as expressly provided in the Basic Documents, sell the Receivables after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the authorized representative of 100% of the Certificateholders.

         SECTION 4.03 ACTION WITH RESPECT TO BANKRUPTCY. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders and the delivery to the Owner Trustee by each such Certificateholder certifying that such Certificateholder reasonably believes that the Trust is insolvent.

         SECTION 4.04 RESTRICTIONS ON CERTIFICATEHOLDERS' POWER. The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligations of the Trust or of the Owner Trustee under any of the Basic Documents or would be contrary to Section 2.03 nor shall the Owner Trustee be obligated to follow any such direction, if given.

         SECTION 4.05 MAJORITY CONTROL. Except as otherwise expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Holders of Certificates evidencing not less than 51% of the Certificate Balance. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Holders of Certificates evidencing not less than 51% of the Certificate Balance at the time of the delivery of such notice.

                                   ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

         SECTION 5.01 ESTABLISHMENT OF COLLECTION ACCOUNT AND PAYAHEAD ACCOUNT.

         (a) The Owner Trustee, for the benefit of the Certificateholders, shall establish and maintain, or shall cause to be established and maintained, in the name of the Trust (or in such other name as shall be specified in the Sale and Servicing Agreement), the Collection Account and the Payahead Account. Each such account shall be established and maintained as an Eligible Deposit Account, and, subject to provisions of the Sale and Servicing Agreement and the Indenture, bearing a designation clearly indicating that, subject to Section 5.01(b), the funds deposited therein are held by the Trust for the benefit of the Certificateholders, in each case in accordance with Section 5.01 in the Sale and Servicing Agreement.

         Subject to Section 5.01(b), the Owner Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and the Payahead Account and in all proceeds thereof (other than any net investment earnings on Eligible Investments held therein). Except as otherwise expressly provided herein, the Collection Account and the Payahead Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders. If, at any time, the Collection Account or the Payahead Account ceases to be an Eligible Deposit Account, the Owner Trustee (or the Administrator on behalf of the Owner Trustee, if the Collection Account is not then held by the Owner Trustee or an affiliate thereof) shall within 10 Business Days establish a new equivalent Eligible Deposit Account and shall transfer any cash and/or any investments to such new account.

         (b) Notwithstanding the foregoing, concurrently with, the execution and delivery of any Indenture pursuant to which the Notes are issued, the Servicer shall establish and maintain, or shall cause to be established and maintained, at the direction of the Depositor, Trust Accounts in the name of and under the control of the Indenture Trustee for the benefit of the Securityholders, in each case in accordance with Section 5.01 of the Sale and Servicing Agreement. The Owner Trustee shall thereupon promptly transfer any cash and/or investments then on deposit in the equivalent Trust Accounts maintained by it pursuant to Section 5.01(a) to the newly established Trust Accounts on the terms and conditions set forth in the Sale and Servicing Agreement and the Indenture. The Indenture Trustee will be obligated to transfer back to the equivalent Trust Accounts established pursuant to Section 5.01(a) all funds or investments held or to be held in the Trust Accounts established pursuant to this Section 5.01(b) on the Payment Date on which the Notes of all Classes have been paid in full or the Indenture is otherwise terminated (excluding any amounts to be retained for distribution in respect of Notes that are not promptly delivered for payment on such Payment Date), and to take all necessary or appropriate actions to transfer all right, title and interest of the Indenture Trustee in such funds or investments and all proceeds thereof, to the Owner Trustee for the benefit of the Certificateholders.

         SECTION 5.02 APPLICATION OF AMOUNTS IN TRUST ACCOUNTS.

         (a) For so long as any Notes are outstanding, on each Payment Date, the Owner Trustee will take reasonable steps to determine that the Servicer has properly delivered the Servicer's Certificate identifying how amounts on deposit in the Trust Accounts are to be allocated and distributed and will instruct the Indenture Trustee, or cause the Indenture Trustee to be instructed, to distribute to Certificateholders, on a pro rata basis, the amounts distributable thereto pursuant to Section 5.06 of the Sale and Servicing Agreement and Section
3.01 of the Indenture. From and after the date on which the Notes of all Classes have been paid in full, on each Payment Date the Owner Trustee shall distribute to Certificateholders, on a pro rata basis, amounts on deposit in the Collection Account that are distributable to the Certificateholders in accordance with the instructions of the Servicer pursuant to Sections 5.06(c), (d) and (e) of the Sale and Servicing Agreement. Upon the release from the Lien of the Indenture of amounts on deposit in any of the Trust Accounts or any other portion of the Owner Trust Estate, the Owner Trustee will cause such property to be properly deposited into Trust Accounts under the control of the Owner Trustee or distributed to the Certificateholders on a pro rata basis in accordance with the provisions of this Agreement, as the case may be.

         (b) On each Payment Date, the Owner Trustee shall send to each Certificateholder the statement provided to the Owner Trustee by the Servicer pursuant to Section 5.08 of the Sale and Servicing Agreement with respect to such Payment Date.

         (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to an Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to any distribution (such as any distribution to a Non-U.S. Person), the Owner Trustee may in its sole discretion withhold such amounts in accordance with this paragraph (c). In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

         SECTION 5.03 METHOD OF PAYMENT. Subject to Section 9.01(c), distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the related Record Date either by check mailed to such Certificateholder at the address of such holder appearing in the Certificate Register or by wire transfer, in immediately available funds, to the account of any Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date.

         SECTION 5.04 ACCOUNTING AND REPORTS TO THE NOTEHOLDERS, CERTIFICATEHOLDERS, THE INTERNAL REVENUE SERVICE AND OTHERS. The Owner Trustee shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, (b) deliver to each Owner, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each Owner to prepare its federal and state income tax returns, (c) file any tax and information returns, and fulfill any other reporting requirements, relating to the Trust, as may be required by the Code and applicable Treasury Regulations (including Treasury Regulation Section 1.6049-7), (d) for any period during which the beneficial ownership interests in the Trust are held by more than one person, make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for federal income tax purposes, (e) cause such tax returns to be signed in the manner required by law and (f) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.02(c) with respect to income or distributions to Certificateholders. The Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables. The Owner Trustee shall not make the election provided under Section 754 of the Code.

         SECTION 5.05 SIGNATURE ON RETURNS; TAX MATTER PARTNER.

         (a) The Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust, unless applicable law requires a Certificateholder to sign such documents, in which case such documents shall be signed by the Administrator, pursuant to the power-of-attorney granted thereto pursuant to Section 2.04.

         (b) For any period during which the beneficial ownership interests of the Trust are held by more than one person, the Certificateholder holding Certificates evidencing the largest portion of the Initial Certificate Balance shall be designated the "tax matters partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations, but hereby delegates its powers and duties as such to the Administrator pursuant to the power-of-attorney granted thereto pursuant to Section 2.04.

                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

         SECTION 6.01 GENERAL AUTHORITY. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment thereto, and, on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver Class A-1 Notes in the aggregate principal amount of $303,000,000, Class A-2 Notes in the aggregate principal amount of $284,000,000, Class A-3 Notes in the aggregate principal amount of $334,093,000, Class B Notes in the aggregate principal amount of $26,454,000 and Class C Notes in the aggregate principal amount of $14,429,000. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust, pursuant to the Basic Documents.

         SECTION 6.02 GENERAL DUTIES. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in accordance with the provisions hereof and of the Basic Documents and in the interest of the Certificateholders. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out such obligations or fulfill such duties under the Administration Agreement.

         SECTION 6.03 DUTIES OF OWNER TRUSTEE.

         (a) Subject to Article IV and in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

         (b) The Owner Trustee, accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement.

         (c) The Owner Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Owner Trustee that shall be specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement.

         (d) No provision of this Agreement shall be construed to relieve the Owner Trustee from liability for its own negligent action, its own negligent failure to act, its own bad faith or its own willful misfeasance; PROVIDED, HOWEVER, that:

                  (i) the duties and obligations of the Owner Trustee shall be determined solely by the express provisions of this Agreement, the Owner Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this

         Agreement, no implied covenants or obligations shall be read into this Agreement against the Owner Trustee, the permissive right of the Owner Trustee to do things enumerated in this Agreement shall not be construed as a duty and, in the absence of bad faith on the part of the Owner Trustee, the Owner Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Owner Trustee and conforming on their face to the requirements of this Agreement;

                  (ii) the Owner Trustee shall not be personally liable for an error of judgment made in good faith by a Trust Officer, unless it shall be proved that the Owner Trustee was negligent in performing its duties in accordance with the terms of this Agreement; and

                  (iii) the Owner Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with the direction of the Certificateholders representing at least a majority of the outstanding denominations of Certificates held by Certificateholders (or such larger percentage as may be required by any other provision of this Agreement or the other Basic Documents).

         (e) The Owner Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Agreement, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (f) All information obtained by the Owner Trustee regarding the Obligors and the Receivables contained in the Trust, whether upon the exercise of its rights under this Agreement or otherwise, shall be maintained by the Owner Trustee in confidence and shall not be disclosed to any other Person, unless such disclosure is required by any applicable law or regulation or pursuant to subpoena.

         (g) Pursuant to Section 3.02 of the Sale and Servicing Agreement, in the event that the Owner Trustee discovers that a representation or warranty with respect to a Receivable was incorrect as of the time specified with respect to such representation and warranty and such incorrectness materially and adversely affects the interests of the Trust in such Receivable, the Owner Trustee shall give prompt written notice to the Servicer, the Depositor and the Indenture Trustee of such incorrectness. Pursuant to Section 4.08 of the Sale and Servicing Agreement, in the event that the Owner Trustee discovers that any covenant of the Servicer set forth in Section 4.06 or 4.07 of the Sale and Servicing Agreement has been breached by the Servicer and such incorrectness materially and adversely affects the interests of the Trust in any Receivable, the Owner Trustee shall give prompt written notice to the Servicer, the Depositor and the Indenture Trustee of such breach.

         SECTION 6.04 NO DUTIES EXCEPT AS SPECIFIED IN THIS AGREEMENT OR IN INSTRUCTIONS. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any Basic

Document or otherwise contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement, any Basic Document to which the Trust is a party or in any document or written instruction received by the Owner Trustee pursuant to section 6.03. No implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

         SECTION 6.05 NO ACTION EXCEPT UNDER SPECIFIED DOCUMENTS OR INSTRUCTIONS. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.

         SECTION 6.06 RESTRICTIONS. The Owner Trustee shall not take any action
(a) that is inconsistent with the purposes of the Trust set forth in Section
2.03 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for Federal income tax purposes. The Certificateholders shall not have the authority to and, by acceptance of an ownership interest in any Certificate shall thereby be deemed to have covenanted not to, direct the Owner Trustee to take action that would violate the provisions of this Section.

                                  ARTICLE VII

                          CONCERNING THE OWNER TRUSTEE

         SECTION 7.01 RIGHTS OF OWNER TRUSTEE. Except as otherwise provided in
Article VI:

         (a) in accordance with Section 7.04, the Owner Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of an authorized signatory, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator, as provided in the Administration Agreement, or the Certificateholders, as provided herein;

         (c) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or the Sale and Servicing Agreement, or to institute, conduct or defend any litigation under this Agreement, or in relation to this Agreement or the Sale and

Servicing Agreement, at the request, order or direction of any of the Securityholders pursuant to the provisions of this Agreement or the Sale and Servicing Agreement, unless such Securityholders shall have offered to the Owner Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby;

         (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

         (e) the Owner Trustee shall not be bound to recalculate, reverify, or make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Certificateholders representing not less than 25% based on outstanding denomination of Certificates held by Certificateholders; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Owner Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Owner Trustee, not reasonably assured to the Owner Trustee by the security afforded to it by the terms of this Agreement, the Owner Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Administrator or, if paid by the Owner Trustee, shall be reimbursed by the Administrator upon demand; and nothing in this clause shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors; and

         (f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Servicer, the Depositor or the Indenture Trustee under any of the Basic Documents or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under the Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Servicer under the Sale and Servicing Agreement.

         SECTION 7.02 FURNISHING OF DOCUMENTS. The Owner Trustee shall furnish
(a) to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents and (b) to Noteholders promptly upon written request therefor, copies of the Sale and Servicing Agreement, the Administration Agreement and the Trust Agreement.

         SECTION 7.03 REPRESENTATIONS AND WARRANTIES. The Owner Trustee hereby represents and warrants to the Depositor and for the benefit of the Certificateholders, that:

         (a) It is a national banking association duly organized and existing and in good standing under the laws of the United States. It has full power, authority and right to execute, deliver and perform its obligations under this Agreement and each other Basic Document.

         (b) It has taken all corporate action necessary to authorize the execution and delivery of this Agreement and each other Basic Document, and this Agreement and each other Basic

Document has been executed and delivered by one of its officers duly authorized to execute and deliver this Agreement and each other Basic Document on its behalf.

         (c) This Agreement constitutes the legal, valid and binding obligation of the Owner Trustee, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

         (d) It is authorized to exercise trust powers in the State of Delaware as and to the extent contemplated herein or has appointed a Delaware trustee that is so authorized and it has a principal place of business in the State of Delaware or has appointed a Delaware trustee that has such a principal place of business.

         SECTION 7.04 RELIANCE; ADVICE OF COUNSEL.

         (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a Certificate, signed by the president or any vice president or by the treasurer or other authorized officers or agents of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any Basic Document.

         SECTION 7.05 NOT ACTING IN INDIVIDUAL CAPACITY. In accepting the trusts hereby created, U.S. Bank National Association acts solely as Owner Trustee hereunder and not in its individual capacity. Except with respect to a claim based on the failure of the Owner Trustee to perform its duties under this Agreement or based on the Owner Trustee's willful misconduct, bad faith or negligence, no recourse shall be had for any claim based on any provision of this Agreement, the Notes or Certificates, or based on rights obtained through the assignment of any of the foregoing, against the institution serving as the Owner Trustee in its individual capacity. The Owner Trustee shall not have any personal obligation, liability or duty whatsoever to any Securityholder or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Trust or any indemnitor who shall furnish indemnity as provided in this Indenture.

         SECTION 7.06 OWNER TRUSTEE NOT LIABLE FOR CERTIFICATES OR RECEIVABLES. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of the Notes (other than the execution by the Owner Trustee on behalf of the Trust of, and the certificate of authentication on, the Certificates, and the direction of the Owner Trustee, on behalf of the Trust, to the Indenture Trustee relating to the execution of the Notes). The Owner Trustee shall have no obligation to perform any of the duties of the Servicer or Administrator unless explicitly set forth in this Agreement.

                  The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of the Certificates, the Notes or any Receivable, any ownership interest in any Financed Vehicle, or the maintenance of any such ownership interest, or for or with respect to the efficacy of the Trust or its ability to generate the payments to be distributed to Securityholders under this Agreement and the Indenture, including without limitation the validity of the assignment of the Receivables to the Trust or of any intervening assignment; the existence, condition, location and ownership of any Receivable or Financed Vehicle; the existence and enforceability of any physical damage or credit life or credit disability insurance; the existence and contents of any retail installment sales contract or any computer or other record thereof; the completeness of any retail installment sales contract; the performance or enforcement of any retail installment sales contract; the compliance by the Trust with any covenant or the breach by the Trust of any warranty or representation made under this Agreement or in any related document and the accuracy of any such warranty or representation prior to the Owner Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof; the acts or omissions of the Trust or the Servicer; or any action by the Owner Trustee taken at the instruction of the Certificateholders, PROVIDED, HOWEVER, that the foregoing shall not relieve the Owner Trustee of its obligation to perform its duties under this Agreement.

                  The Owner Trustee shall not be accountable for the use or application by the Issuer of any of the Certificates or of the proceeds of such Certificates, of any of the Notes or of the proceeds of such Notes, or for the use or application of any funds paid to the Servicer in respect of the Certificates.

         SECTION 7.07 OWNER TRUSTEE MAY OWN CERTIFICATES AND NOTES. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Company, the Administrator, the Indenture Trustee and the Servicer in banking or other transactions with the same rights as it would have if it were not Owner Trustee.

         SECTION 7.08 PENNSYLVANIA MOTOR VEHICLE SALES FINANCE ACT LICENSES. The Owner Trustee, in its individual capacity, shall use its best efforts to maintain, and the Owner Trustee, as Owner Trustee, shall cause the Trust to use its best efforts to maintain, the effectiveness of all licenses required under the Pennsylvania Motor Vehicle Sales Finance Act in connection with this Agreement and the Basic Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof.

                                  ARTICLE VIII

                          COMPENSATION OF OWNER TRUSTEE

         SECTION 8.01 OWNER TRUSTEE'S FEES AND EXPENSES. The Trust shall pay or shall cause the Servicer to pay to the Owner Trustee from time to time compensation for its services as have been separately agreed upon before the date hereof, and the Owner Trustee shall be entitled to be reimbursed by the Administrator for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

         SECTION 8.02 INDEMNIFICATION. The Administrator shall, pursuant to the Administration Agreement and the following provisions, reimburse the Owner Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Owner Trustee's agents, counsel, accountants and experts directly related to its services hereunder ("Expenses") The Administrator shall indemnify or shall cause the Servicer to indemnify the Owner Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Owner Trustee shall notify the Administrator and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Owner Trustee to so notify the Administrator and the Servicer shall not relieve the Administrator or the Servicer of its obligations hereunder, where such failure shall affect the Administrator's or Servicer's defenses in respect thereof. In case any such action is brought against the Owner Trustee under this Section 8.02 and it notifies the Administrator of the commencement thereof, the Administrator will assume the defense thereof, with counsel reasonably satisfactory to the Owner Trustee (who may, unless there is, as evidenced by an opinion of counsel to the Owner Trustee stating that there is an unwaivable conflict of interest, be counsel to the Administrator), and the Administrator will not be liable to the Owner Trustee under this Section for any legal or other expenses subsequently incurred by the Owner Trustee in connection with the defense thereof, other than reasonable costs of investigation. Neither the Administrator nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Owner Trustee through the Owner Trustee's own willful misconduct, negligence or bad faith.

         SECTION 8.03 PAYMENTS TO THE OWNER TRUSTEE. Any amounts paid to the Owner Trustee pursuant to this Article VIII from assets in the Owner Trust Estate shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

         SECTION 9.01 TERMINATION OF TRUST AGREEMENT.

         (a) This Agreement (other than Article VIII) shall terminate and the Trust shall dissolve and be of no further force or effect, upon the earliest of
(i) the maturity or other liquidation of the last Receivable (or other asset) in the Owner Trust Estate and the final distribution by the Owner Trustee of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of this Agreement, the Indenture and the Sale and Servicing Agreement (including, but not limited to, any property and proceeds to be deposited in the Collection Account pursuant to Sections 3.02, 4.08, 5.02, 5.04, 5.05, 5.06 or 9.01 of the Sale and Servicing Agreement or to be released by the Indenture Trustee from the Lien of the Indenture pursuant to Section 10.01 or
10.02 of the Indenture), (ii) the payment or distribution to all Securityholders of all amounts specified in Sections 3.02, 4.08, 5.02, 5.04, 5.05, 506 or 9.01 of the Sale and Servicing Agreement or (iii) the dissolution of the Trust that results from the occurrence of an Insolvency Event with respect to the Depositor as provided in Section 9.02. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder other than the Depositor shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in Section 9.01(a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

         (c) Notice of any termination of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender their Certificates to the Paying Agent for payment of the final distributions and cancellation, shall be given by the Owner Trustee to Certificateholders mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 10.03 of the Sale and Servicing Agreement, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and
(iii) that payment to be made on such Payment Date will be made only upon presentation and surrender of the Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent (if other than the Owner Trustee) at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.02.

         In the event that one or more of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor.

         (d) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3820 of the Business Trust Statute.

         SECTION 9.02 DISSOLUTION UPON INSOLVENCY OF THE DEPOSITOR. In the event that an Insolvency shall occur with respect to the Depositor, this Agreement shall be terminated in accordance with Section 9.01 90 days after the date of such Insolvency Event, unless, before the end of such 90-day period, the Owner Trustee shall have received written instructions from (A) the Indenture Trustee (or the Indenture Trustee acting on behalf of the Class A Notes pursuant to Section 5.04(c) of the Indenture) or the Holders of at least 51% of the Outstanding Amount of the Class A Notes acting together as a single Class (without the consent of the Class B Notes or the Class C Notes) or (B) after the Class A Notes have been paid in full, the Indenture Trustee (or the Indenture Trustee acting on behalf of the Class B Notes pursuant to Section 5.04(c) of the Indenture) or the Holders of at least 51% of the Outstanding Amount of the Class B Notes (without the consent of any Holder of the Class C Notes) or (C) after the Class B Notes have been paid in full, the Indenture Trustee (or the Indenture Trustee acting on behalf of the Class C Notes pursuant to Section 5.04(c) of the Indenture) or the Holders of at least 51% of the Outstanding Amount of the Class C Notes (in each case excluding for such purposes the outstanding principal amount of any Notes held of record or beneficially owned by TMCC, TMCRC or any of their Affiliates), or if only Certificates are then outstanding, Holders of at least 51% of the Certificate Balance, to the effect that the Receivables should not be liquidated and the Trust should not be terminated. Promptly after the occurrence of any Insolvency Event with respect to the Depositor, (A) the Depositor shall give the Indenture Trustee, the Owner Trustee and each Rating Agency written notice of such Insolvency Event and (B) upon the receipt of such written notice from the Depositor, the Indenture Trustee and Owner Trustee, respectively, shall give prompt written notice thereof to the Noteholders and Certificateholders; PROVIDED, HOWEVER, that any failure to give a notice required by this sentence to a party not then entitled to instruct the Owner Trustee that the dissolution should not occur shall not prevent or delay, in any manner, a termination of the Trust pursuant to the first sentence of this Section 9.02. Upon a termination pursuant to this Section 9.02, the Owner Trustee promptly shall, or if any Notes are outstanding, the Indenture Trustee (or relevant Indenture Trustee for the relevant Class or Classes of Notes pursuant to Section 5.04(e) of the Indenture) shall, promptly sell the assets of the Trust (other than funds on deposit in the Collection Account, Payahead Account and Reserve Fund) in a commercially reasonable manner and on commercially reasonable terms and, if any Notes are outstanding, in accordance with the terms of the Indenture. The proceeds of such a sale of the assets of the Trust shall be treated as collections under the Sale and Servicing Agreement and shall be deposited in the Collection Account and distributed pursuant to the terms of Section 5.06 of the Sale and Servicing Agreement.

                                   ARTICLE X

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

         SECTION 10.01 ELIGIBILITY REQUIREMENTS FOR OWNER TRUSTEE. The Owner Trustee shall at all times be an entity having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities. If such entity shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.01, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

         SECTION 10.02 RESIGNATION OR REMOVAL OF OWNER TRUSTEE. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Servicer and the Indenture Trustee. If at any time the Owner Trustee is deemed to have a conflict of interest under the TIA, because of its roles as both Owner Trustee hereunder and Indenture Trustee under the Indenture, the Owner Trustee shall resign as Owner Trustee hereunder. U.S. Bank National Association, in its capacity as Owner Trustee, shall also resign as Owner Trustee hereunder if any Event of Default under the Indenture occurs and is necessary to eliminate any conflict of interest under the TIA with the Indenture Trustee or any other trustee under the Indenture. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which shall be delivered to each of the resigning Owner Trustee and the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed or shall not have accepted such appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign promptly, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee by written instrument to such effect delivered to the Owner Trustee, the Depositor and the Indenture Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Servicer shall promptly appoint a successor Owner Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to each of the outgoing Owner Trustee so removed the successor Owner Trustee and payment of all fees, expenses and other compensation owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

         SECTION 10.03 SUCCESSOR OWNER TRUSTEE. Any successor Owner Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

         No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall meet the criteria for eligibility set forth in Section 10.01.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Administrator fails to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

         SECTION 10.04 MERGER OR CONSOLIDATION OF OWNER TRUSTEE. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.01, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; PROVIDED, FURTHER, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

         SECTION 10.05 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 25 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as if given to each of them. Each separate trustee and co-trustee, upon its acceptance of the powers and duties conferred thereto under this Agreement, shall be vested with the estates or specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE XI

                   AUTHORITY AND DUTIES OF DELAWARE CO-TRUSTEE

         SECTION 11.01 GENERAL AUTHORITY OF DELAWARE CO-TRUSTEE The Delaware Co-Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. In accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Delaware Co-Trustee in the execution of its duties under this Agreement. Such direction may be exercised at any time by written instruction of the Certificateholders to the Delaware Co-Trustee.

         SECTION 11.02 DUTIES OF DELAWARE CO-TRUSTEE

         (a) It is understood and agreed that the duties and responsibilities of the Delaware Co-Trustee shall be limited to (a) accepting legal process served on the Trust in the State of Delaware and (b) the execution and delivery of all documents, and the maintenance of all records, necessary to form and maintain the existence of the Trust under the Business Trust Statute.

         (b) Except as otherwise expressly required by Section 11.02(a) above, the Delaware Co-Trustee shall not have any duty or liability with respect to the administration of the Trust, the investment of the Owner Trust Estate or the Trust Estate or the payment of dividends or other distributions of income or principal to the Certificateholders or any of the Trust's beneficiaries.

         (c) The Delaware Co-Trustee shall not be liable for the acts or omissions of the Owner Trustee, the Indenture Trustee or the Administrator, nor shall the Delaware Co-Trustee be liable for supervising or monitoring the performance of the duties and obligations of the Owner Trustee, the Indenture Trustee, the Administrator or the Trust or duties and obligations of any of the foregoing under any of the Basic Documents. The Delaware Co-Trustee shall not be personally liable under any circumstances, except for its own willful misconduct or gross negligence. In particular, but not by way of limitation:

                   (a) The Delaware Co-Trustee shall not be personally liable for any error of judgment made in good faith;

                   (b) No provision of this Agreement shall require the Delaware Co-Trustee to expend or risk its personal funds or otherwise incur any financial liability in the performance of its rights or powers hereunder, if the Delaware Co-Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assures or provided to it;

                   (c) Under no circumstance shall the Delaware Co-Trustee be personally liable for any representation, warranty, covenant, agreement, or indebtedness of the Trust;

                   (d) The Delaware Co-Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Owner Trustee or the Depositor;

                   (e) The Delaware Co-Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of an authorized signatory, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                   (f) the Delaware Co-Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator, as provided in the Administration Agreement, or the Certificateholders, as provided herein;

                   (g) In the exercise or administration of the Trusts hereunder, the Delaware Co-Trustee (i) may act directly or through agents or attorneys pursuant to agreements entered into with any of them, and the Delaware Co-Trustee shall not be liable for the default or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Delaware Co-Trustee in good faith and (ii) may consult with counsel, accountants and other skilled persons to be selected in good faith and employed by it, and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or such Opinion of Counsel, accountants or other skilled persons;

                   (h) The Delaware Co-Trustee shall be entitled to all of the other benefits and protection provided to the Owner Trustee in this Agreement; and

                   (i) Except as expressly provided in this Section 11.02, in accepting and performing the Trust hereby created the Delaware Co-Trustee acts solely as co-trustee hereunder and not in its individual capacity, and all persons having any claim against the Delaware Co-Trustee by reason of the transactions contemplated by this Agreement shall look only to the Administrator for payment or satisfaction thereof.

         SECTION 11.03 REPRESENTATIONS AND WARRANTIES OF DELAWARE CO-TRUSTEE The Delaware Co-trustee hereby represents and warrants to the Depositor and for the benefit of the Certificateholders, that:

         (a) It is a national banking association duly organized and existing and in good standing under the laws of the United States. It has full power, authority and right to execute, deliver and perform its obligations under this Agreement.

         (b) It has taken all corporate action necessary to authorize the execution and delivery of this Agreement, and this Agreement has been executed and delivered by one of its officers duly authorized to execute and deliver this Agreement on its behalf.

         (c) This Agreement constitutes the legal, valid and binding obligation of the Delaware Co-Trustee, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

         (d) It is authorized to exercise trust powers in the State of Delaware as and to the extent contemplated herein and it has a principal place of business in the State of Delaware.

         SECTION 11.04 COMPENSATION OF DELAWARE CO-TRUSTEE The Trust shall pay or shall cause the Servicer to pay to the Delaware Co-Trustee from time to time compensation for its services as have been separately agreed upon before the date hereof, and the Delaware Co-Trustee shall be entitled to be reimbursed by the Administrator for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Delaware Co-Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

         SECTION 11.05 INDEMNIFICATION OF DELAWARE CO-TRUSTEE The Administrator shall, pursuant to the Administration Agreement and the following provisions, reimburse the Delaware Co-Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Delaware Co-Trustee's agents, counsel, accountants and experts directly related to its services hereunder The Administrator shall indemnify or shall cause the Servicer to indemnify the Delaware Co-Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Delaware Co-Trustee shall notify the Administrator and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Delaware Co-Trustee to so notify the Administrator and the Servicer shall not relieve the Administrator or the Servicer of its obligations hereunder, where such failure shall affect the Administrator's or Servicer's defenses in respect thereof. In case any such action is brought against the Delaware Co-Trustee covered by this Section 11.05 or any action for which the Delaware Co-Trustee is entitled to indemnification by the Administrator under the Administration Agreement, and it notifies the Administrator of the commencement thereof, the Administrator will assume the defense thereof, with counsel reasonably satisfactory to the Delaware Co-Trustee (who may, unless there is, as evidenced by an opinion of counsel to the Delaware Co-Trustee stating that there is an unwaivable conflict of interest, be counsel to the Administrator), and the Administrator will not be liable to the Delaware Co-Trustee under this Section for any legal or other expenses subsequently incurred by the Delaware Co-Trustee in connection with the defense thereof, other than reasonable costs of investigation.. Neither the Administrator nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Delaware Co-Trustee through the Delaware Co-Trustee's own willful misconduct, negligence or bad faith.

         SECTION 11.06 RESIGNATION OR REMOVAL OF DELAWARE CO-TRUSTEE The Delaware Co-trustee may resign upon thirty days notice to the Owner Trustee and the Certificateholders; PROVIDED, HOWEVER, that a successor Delaware Co-trustee satisfactory to the Owner Trustee and the Certificateholders shall have been appointed and agreed to serve. If a successor Delaware Co-Trustee shall not have been appointed within such thirty day period, the Delaware Co-Trustee may apply to the Court of Chancery of the State of Delaware for the appointment of a successor Delaware Co-Trustee.

         SECTION 11.07 PAYMENTS TO THE DELAWARE CO-TRUSTEE. Any amounts paid to the Delaware Co-Trustee pursuant to this Article VIII from assets in the Owner Trust Estate shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                  ARTICLE XII

                                  MISCELLANEOUS

         SECTION 12.01 SUPPLEMENTS AND AMENDMENTS. This Agreement may be amended by the Depositor, the Owner Trustee and the Delaware Co-trustee, with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders, if (a) the Indenture Trustee and Owner Trustee receive an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Noteholder or Certificateholder, or
(b) the Indenture Trustee or Owner Trustee, as the case may be, have received the consent of (i) the Holders of at least 51% of the Outstanding Amount of the Class A Notes acting as a single Class (without the consent of the Class B Notes or the Class C Notes) or (ii) after the Class A Notes have been paid in full, the Holders of at least 51% of the outstanding principal amount of Class B Notes (without the consent of any holder of the Class C Notes) or (iii) after the Class B Notes have been paid in full, the Holders of at least 51% of the outstanding principal amount of Class C Notes (in each case excluding for such purposes the outstanding principal amount of any Notes held of record or beneficially owned by TMCC, TMCRC or any of their Affiliates) or (iv) if the Class C Notes have been paid in full, the Holders of Certificates evidencing not less than 51% of the Certificate Balance PROVIDED, HOWEVER, that no such amendment made pursuant to clause (b) above shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance required to consent to any such amendment, without the consent of the Holders of all the affected Notes and Certificates.

         This Agreement may also be amended from time to time by the Depositor, the Owner Trustee, the Delaware Co-Trustee and the Indenture Trustee without the consent of any of the Noteholders or the Certificateholders for purposes of changing the formula for determining the Specified Reserve Account Balance, the manner in which the Reserve Account is funded (i.e. to allow the deposit of cash therein by any Person, but not to change any order of priority of payments and distributions specified in Section 5.06 of the Sale and Servicing Agreement) changing the remittance schedule for the deposit of collections in the Collection Account or Payahead Account or changing the definition of Eligible Investments, if (a) the Owner Trustee and Indenture Trustee have received from each Rating Agency that has rated any outstanding Class of Notes of its written confirmation that such amendment will not result in the qualification, withdrawal or modification of the rating then assigned by such Rating Agency to any Class of Notes, without the consent of any of the Noteholders or the Certificateholders, or (b) the Indenture Trustee or Owner Trustee, as the case may be, have received the consent of (i) the Holders of at least 51% of the Outstanding Amount of the Class A Notes (without the consent of the Class B Notes or the Class C Notes) or (ii) after the Class A Notes have been paid in full, the Holders of at least 51% of the outstanding principal amount of Class B Notes (without the consent of any holder of the Class C Notes) or (iii) after the Class B Notes have been paid in full, the Holders of at least 51% of the outstanding principal amount of Class C Notes (in each case excluding for such purposes the outstanding principal amount of any Notes held of record or beneficially owned by TMCC, TMCRC or any of their Affiliates) or (iv) if the Class C Notes have been paid in full, the Holders of Certificates evidencing not less than 51% of the Certificate Balance or (c) the Indenture Trustee has received the consent of Holders of at least 51% of the Outstanding Amount of all Notes and the Certificate Balance, voting as a single Class (in each case excluding for such purposes the outstanding principal amount of any Notes or Certificates held of record or beneficially owned by TMCC, TMCRC or any of their Affiliates); PROVIDED, HOWEVER, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance required to consent to any such amendment, without the consent of the Holders of all the effected Notes and Certificates.

         Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

         It shall not be necessary for the consent of Certificateholders, the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

         Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

         Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. Neither the Owner Trustee nor the Delaware Co-trustee shall be obligated to, enter into any such amendment which affects the Owner Trustee's or Delaware Co-trustee's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 12.02 NO LEGAL TITLE TO OWNER TRUST ESTATE IN CERTIFICATEHOLDERS. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title, or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

         SECTION 12.03 LIMITATIONS ON RIGHTS OF OTHERS. Except for Section 2.06, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Delaware

Co-Trustee, the Depositor, TMCC, the Certificateholders, the Administrator and, to the extent expressly provided herein the Indenture Trustee, the Noteholders, and nothing in this Agreement, (other than Section 2.06), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 12.04 NOTICES.

         (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Delaware Co-Trustee, addressed to First Union Trust Company, National Association, One Rodney Square, Suite 102, 920 King Street, Wilmington, Delaware 19801; if to the Depositor, addressed to Toyota Motor Credit Receivables Corporation, 19300 Gramercy Place, North Building, Torrance, California 90509, Attention: President; if, to the Trust, addressed to Toyota Auto Receivables Owner Trust 1999-A, 19001 South Western Avenue, Torrance, California 90509, Attention: Treasury Department: Vice President, Treasury; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         (b) Any notice required or permitted to be given a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         SECTION 12.05 SEVERABILITY. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid or unenforceable in any jurisdiction, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         SECTION 12.06 COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same instrument.

         SECTION 12.07 SUCCESSORS AND ASSIGNS. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Company, the Owner Trustee and its successors and each Owner and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by an Owner shall bind the successors and assigns of such owner.

         SECTION 12.08 NO PETITION. The Owner Trustee (not in its individual capacity but solely as Owner Trustee), by entering into this Agreement, hereby covenants and agrees, and each Certificateholder, by accepting a Certificate, and the Indenture Trustee and any Noteholder by accepting the benefits of this Agreement, are thereby deemed to covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law. This
Section 11.09 shall survive the termination of this Agreement or the termination of the Owner Trustee under this Agreement.

         SECTION 12.09 NO RECOURSE. Each Certificateholder by accepting an interest in a Certificate acknowledges that such Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, TMCC (in any capacity), the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in the Certificates or the Basic Documents.

         SECTION 12.10 HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 12.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 12.12 TMCC PAYMENT OBLIGATION. The parties hereto acknowledge and agree that, pursuant to the Sale and Servicing Agreement and the following provisions, the Servicer shall be responsible for payment of the Administrator's fees under the Administration Agreement and shall reimburse the Administrator for all expenses and liabilities of the Administrator incurred thereunder. In addition, the parties hereto acknowledge and agree that, pursuant to the Sale and Servicing Agreement and the following provisions, the Servicer shall be responsible for the payment of all fees and expenses of the Trust, the Owner Trustee and the Indenture Trustee paid by any of them in connection with any of their obligations under the Basic Documents to obtain or maintain any required license under the Pennsylvania Motor Vehicle Sales Finance Act. The parties hereto covenant and agree that neither of them shall look to the other for payment of any such fees or expenses.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION,
                                Depositor


                                By:  /s/  Lloyd Mistele
                                     -------------------------------------------
                                Name: Lloyd Mistele
                                Title: President


                                U.S. BANK NATIONAL ASSOCIATION,
                                not in its individual capacity but
                                solely as Owner Trustee


                                By:  /s/  Edward F. Kachinski
                                     -------------------------------------------
                                Name: Edward F. Kachinski
                                Title:    Vice President



                                FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Delaware Co-trustee


                                By:  /s/  Sterling C. Correia
                                     -------------------------------------------
                                Name: Sterling C. Correia
                                Title:    Vice President

                                                             ------------

                                                                       EXHIBIT A

                                                             ------------


                              (FORM OF CERTIFICATE)


         THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, THE OWNER TRUSTEE, THE SERVICER, THE ADMINISTRATOR, TMCC, TMCRC OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE 1933 ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (4) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D OF THE 1933 ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

         NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE OWNER TRUSTEE SHALL HAVE RECEIVED A REPRESENTATION FROM THE TRANSFEREE HEREOF IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE TO THE EFFECT THAT: (1) SUCH TRANSFEREE (A) IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE (A "PLAN"), NOR A PERSON ACTING ON BEHALF OF A PLAN NOR USING THE ASSETS OF A PLAN TO EFFECT SUCH TRANSFER, AND (B) IS NOT AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AS TO WHICH THERE IS A PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACTS HELD BY OR ON BEHALF OF SUCH PLAN AND

ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTCE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEED 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTCE 95-60) AT THE DATE OF ACQUISITION; OR (2) SUCH TRANSFEREE IS A PLAN OR IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN INSURANCE COMPANY GENERAL ACCOUNT, BUT HAVING ATTACHED THERETO AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, WHICH OPINION SHALL NOT BE AN EXPENSE OF EITHER THE OWNER TRUSTEE OR THE TRUST, ADDRESSED TO THE OWNER TRUSTEE, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE OWNER TRUST ESTATE BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE OWNER TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THIS AGREEMENT OR TO ANY LIABILITY.


NUMBER                                                         $____________
R-1                                                            CUSIP NO.  N/A


                   TOYOTA AUTO RECEIVABLES 1999-A OWNER TRUST

                            ASSET BACKED CERTIFICATE

evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by new and used automobiles and light duty trucks and sold to the Trust by Toyota Motor Credit Receivables Corporation ("TMCRC").

(This Certificate does not represent an interest in or obligation of TMCRC, Toyota Motor Credit Corporation ("TMCC"), Toyota Motor Sales, U.S.A., Inc. or any of their respective affiliates, except to the extent described below.)

         THIS CERTIFIES THAT TOYOTA MOTOR CREDIT CORPORATION is the registered owner of $586.54 DOLLARS nonassessable, fully-paid, fractional undivided interest in Toyota Auto Receivables 1999-A Owner Trust (the "Trust") formed by TMCRC.

         The Trust was created pursuant to a Trust Agreement dated as of July 1, 1999, (as amended and supplemented from time to time, including the Amended and Restated Trust Agreement dated as of July 1, 1999, the "Trust Agreement"), between TMCRC, as depositor (the "Depositor"), U.S. Bank National Association, as owner trustee (the "Owner Trustee") and First Union Trust Company, National Association, as Delaware Co-trustee, a summary of certain of the pertinent provisions of which is set forth below. Capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the Trust Agreement, the Indenture or in the Sale and Servicing Agreement dated as of July 1, 1999 (the "Sale and Servicing Agreement"), among the Trust, the Depositor and TMCC, as servicer (the "Servicer"), as applicable.

         This Certificate is one of the duly authorized Certificates designated as "Asset Backed Certificates" (the "Certificates") issued pursuant to the Trust Agreement. Certain debt instruments evidencing obligations of the Trust have been issued under an Indenture dated as of July 1, 1999, between the Trust and U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"), consisting of five classes of Notes designated as "Class A-1 5.365% Asset Backed Notes", "Class A-2 5.800% Asset Backed Notes", "Class A-3 6.150% Asset Backed Notes", "Class B 6.300% Asset Backed Notes" and "Class C 6.700% Asset Backed Notes" (collectively, the "Notes"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust includes a pool of retail installment sale contracts secured by new and used automobiles and light duty trucks (the "Receivables", all monies due thereunder on or after July 1, 1999, in the case of Precomputed Receivables or received after such date in the case of Simple Interest Receivables, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement and all proceeds of the foregoing.

         Under the Trust Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day, (each, a "Payment Date"), commencing on August 16, 1999, to the person in whose name this Certificate is registered at the close of business on the related Record Date, such Certificateholder's pro rata portion of the amounts to be distributed to Certificateholders on such Payment Date in respect of amounts distributable to the Certificateholders pursuant to Section 5.06 of the Sale and Servicing Agreement.

         The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement and the Indenture.

         It is the intent of the Depositor, TMCC and the Certificateholders that, for purposes of federal income tax, state and local income tax, any state single business tax and any other income taxes, the Trust will be treated as a partnership, and the Certificateholders will be treated as partners in that partnership, for any period during which the beneficial ownership interests in the Trust are held by more than one person. Each Certificateholder by acceptance of a Certificate or any beneficial interest on a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates as partnership interests in the Trust for such tax purposes.

         Each Certificateholder or Certificate Owner, by its acceptance of a Certificate or any beneficial interest in a Certificate, covenants and agrees that such Certificateholder or Certificate Owner, as the case may be, will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

         Distributions on this Certificate will be made as provided in the Trust Agreement by the Owner Trustee by wire transfer or check mailed to each Certificateholder of record without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Owner Trustee in Chicago, Illinois or the Borough of Manhattan, The City of New York.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

         THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                     TOYOTA AUTO RECEIVABLES 1999-A OWNER TRUST


                                     By:    U.S. BANK NATIONAL ASSOCIATION,
                                     not in its individual capacity but solely
                                     an Owner Trustee


Dated:  July 22, 1999                By:
                                            ------------------------------------
                                            Authorized Signatory

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Trust Agreement.

U.S. Bank National Association,
as Owner Trustee

By:
    -----------------------------------
    Authorized Signatory

                            (REVERSE OF CERTIFICATE)

         The Certificates do not represent an obligation of, or an interest in, TMCC, TMCRC, Toyota Motor Sales, U.S.A., Inc. or any of their Affiliates and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by any Certificateholder upon written request.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by (i) the Depositor, the Owner Trustee and the Delaware Co-Trustee, with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders, if (a) the Indenture Trustee and Owner Trustee receive an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Noteholder or Certificateholder, or
(b) the Indenture Trustee or Owner Trustee, as the case may be, have received the consent of (i) the Holders of at least 51% of the Outstanding Amount of the Class A Notes acting as a single Class (without the consent of the Class B Notes or the Class C Notes) or (ii) after the Class A Notes have been paid in full, the Holders of at least 51% of the Outstanding Amount of the Class B Notes (without the consent of any holder of the Class C Notes) or (iii) after the Class B Notes have been paid in full, the Holders of at least 51% of the Outstanding Amount of the Class C Notes (in each case excluding for such purposes the outstanding principal amount of any Notes held of record or beneficially owned by TMCC, TMCRC or any of their Affiliates) or (iv) if the Class C Notes have been paid in full, the Holders of Certificates evidencing not less than 51% of the Certificate Balance PROVIDED, HOWEVER, that no such amendment made pursuant to clause (b) above shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance required to consent to any such amendment, without the consent of the Holders of all the affected Notes and Certificates.

         The Trust Agreement may also be amended from time to time by the Depositor, the Owner Trustee, the Delaware Co-trustee and the Indenture Trustee for purposes of changing the formula for determining the Specified Reserve Account Balance, the manner in which the Reserve Account is funded (i.e. to allow the deposit of cash therein by any Person, but not to change any order of priority of payments and distributions specified in Section 5.06 of the Sale and Servicing Agreement) changing the remittance schedule for the deposit of collections in the Collection Account or Payahead Account or changing the definition of Eligible Investments, if (a) the Owner Trustee and Indenture Trustee have received from each Rating Agency that has rated any outstanding Class of Notes of its written confirmation that such amendment will not result in the qualification, withdrawal or modification of the rating then assigned by such Rating Agency to any Class of Notes, without the consent of any of the Noteholders or the Certificateholders, or (b) the Indenture Trustee or Owner Trustee, as the case may be, have received the consent of (i) the Holders of at least 51% of the Outstanding Amount of the Class A Notes (without the consent of the Class B Notes or the Class C Notes) or
(ii) after the Class A Notes have been paid in full, the Holders of at least 51% of the Outstanding Amount of the Class B Notes (without the consent of any holder of the Class C Notes) or (iii) after the Class B Notes have been paid in full, the Holders of at least 51% of the Outstanding Amount of the Class C Notes (in each case excluding for such purposes the outstanding principal amount of any Notes held of record or beneficially owned by TMCC, TMCRC or any of their Affiliates) or (iv) if the Class C Notes have been paid in full, the Holders of Certificates evidencing not less than 51% of the Certificate Balance or (c) the Indenture Trustee has received the consent of Holders of at least 51% of the Outstanding Amount of all Notes and the Certificate Balance, voting as a single Class (in each case excluding for such purposes the outstanding principal amount of any Notes or Certificates held of record or beneficially owned by TMCC, TMCRC or any of their Affiliates); PROVIDED, HOWEVER, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance required to consent to any such amendment, without the consent of the Holders of all the effected Notes and Certificates.

         As provided in the Trust Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in Chicago, Illinois or the Borough of Manhattan in The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee or transferees. The initial Certificate Registrar appointed under the Trust Agreement is U.S. Bank National Association, 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601.

         The Certificates are issuable only as registered Certificates without coupons in denominations of $.01 and in integral multiples of $.01 in excess thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Owner Trust Estate. TMCC, as servicer of the Receivables under the Sale and Servicing Agreement, or any successor servicer, may at its option purchase the corpus of the Trust at a price specified in the Sale and Servicing Agreement, and any such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only after the last day of the Collection Period as of which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)



--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


---------------------------------------------------------------------Attorney to
transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:___________

                                       ---------------------------------------*/
                                             Signature Guaranteed:


                                       ---------------------------------------*/


--------------
*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                    EXHIBIT B

                        TRANSFEREE REPRESENTATION LETTER

Toyota Auto Receivables 1999-A Owner Trust
U.S. Bank National Association, not in its individual capacity but solely as Owner Trustee
111 East Wacker Drive, Suite 3000
Chicago, Illinois 60601


U.S. Bank National Association,
as Certificate Registrar
111 East Wacker Drive, Suite 3000
Chicago, Illinois  60601

Attention: Corporate Trust Services -- Toyota Auto Receivables 1999-A Owner
           Trust

           Re: TRANSFER OF TOYOTA AUTO RECEIVABLES 1999-A OWNER TRUST
               CERTIFICATE

Ladies and Gentlemen:

                  This letter is delivered pursuant to section 3.03 of the Amended and Restated Trust Agreement dated as of July 1, 1999 (the "Trust Agreement") between Toyota Motor Credit Receivables Corporation, as Depositor, U.S. Bank National Association, as Owner Trustee (the "Owner Trustee") and First Union Trust Company, National Association, as Delaware Co-trustee, in connection with the transfer by _______________________________________ (the "Seller") to
the undersigned (the "Purchaser") of $__________________________ balance of Certificates (the "Certificates"). Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Trust Agreement.

                  In connection with such transfer, the undersigned hereby represents and warrants to you and the addressees hereof as follows:

                  / / I am not a Non-U.S. Person as defined in the Trust Agreement; and


                  / / I am not (i) an employee benefit plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan (as defined in Section 3(32) of ERISA) subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (each a "Plan") or (ii) a person acting on behalf of or using the assets of any such Plan (including an entity whose underlying assets include Plan assets by reason of investment in the entity by such Plan and the application of Department of Labor Regulation Section. 2510.3-101), other than an insurance company using the assets of its general account under circumstances whereby the purchase and holding of such Class of Certificates by such insurance company would be exempt from the prohibited transaction provisions of ERISA and the Code under Prohibited Transaction Class Exemption 95-60; or

                  / / I am delivering herewith an Opinion of Counsel in form and substance satisfactory to the Certificate Registrar and the Depositor to the effect that the acquisition and holding of such Certificate by such purchaser or transferee will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the fiduciary responsibility provisions of ERISA, the prohibited transaction provisions of the Code or the provisions of any Similar Law, will not constitute or result in a "prohibited transaction" within the meaning of ERISA, Section 4975 of the Code or any Similar Law, and will not subject the Owner Trustee, the Certificate Registrar, the Servicer, the Administrator, the Owner or the Depositor to any obligation or liability (including obligations or liabilities under ERISA, Section 4975 of the Code or any such Similar Law).



                        [Signature appears on next page]

                  IN WITNESS WHEREOF, the Purchaser hereby executes this Transferee Representation Letter on the ___ day of _______________, _____.



                                                Very truly yours,


                                                -----------------------------,
                                                The Purchaser

                                                By:
                                                   ---------------------------
                                                   Name:
                                                   Title:

                                    EXHIBIT C

                        TRANSFEROR REPRESENTATION LETTER

Toyota Auto Receivables 1999-A Owner Trust
U.S. Bank National Association, not in its individual capacity but solely as Owner Trustee
111 East Wacker Drive, Suite 3000
Chicago, Illinois 60601


U.S. Bank National Association,
as Certificate Registrar
111 East Wacker Drive, Suite 3000
Chicago, Illinois  60601

Attention: Corporate Trust Services -- Toyota Auto Receivables 1999-A Owner
           Trust

           Re: TRANSFER OF TOYOTA AUTO RECEIVABLES 1999-A OWNER TRUST
               CERTIFICATE

Ladies and Gentlemen:

                  This letter is delivered pursuant to section 3.03 of the Amended and Restated Trust Agreement dated as of July 1, 1999 (the "Trust Agreement") between Toyota Motor Credit Receivables Corporation, as Depositor, U.S. Bank National Association, as Owner Trustee (the "Owner Trustee") and First Union Trust Company, National Association, as Delaware Co-Trustee, in connection with the transfer by _______________________________________ (the "Purchaser")
to the undersigned (the "Seller") of $__________________________ balance of Certificates (the "Certificates"). Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Trust Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

                  1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

                  2. Neither the Transferor nor anyone acting on its behalf has
         (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in any Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in any Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in any Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Transferred Certificate under the Securities Act of

         1933, as amended (the "Securities Act"), or would render the disposition of any Transferred Certificate a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Transferred Certificate pursuant to the Securities Act or any state securities laws.

                                        Very truly yours,



                                        ----------------------------------------
                                        (Transferor)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------